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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 13, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                    03-0542659
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

             On November 13, 2006, Interline Brands, Inc., a Delaware corporation (the "Company") issued a press release announcing the appointment of Michael J. Grebe, the Company's current President and Chief Executive Officer, as the Chairman of the Board of Directors of the Company (the "Board"), effective December 31, 2006. Ernest K. Jacquet has resigned as Chairman effective December 31, 2006, but will continue to serve on the Board as a Director and member of the Nominating & Governance Committee. In addition, the Company announced the appointment of John J. Gavin, currently the Chairman of the Company's Nominating & Governance Committee, as lead independent director, a newly created position, effective December 31, 2006.



ITEM 9.01    FINANCING STATEMENTS AND EXHIBITS

       (d)   Exhibits.

             EXHIBIT
             NUMBER     DESCRIPTION
             -------    -----------
              99.1      Press release of the Company, dated November 13, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERLINE BRANDS, INC.



                                             By: /s/ Thomas J. Tossavainen
                                                 ------------------------------
                                                 Name:  Thomas J. Tossavainen
                                                 Title: Chief Financial Officer


Date: November 14, 2006

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
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 99.1      Press release of the Company, dated November 13, 2006.